                                                               EXHIBIT 10.14


                  FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT
                                  (AND WAIVER)

         THIS AMENDMENT is entered into as of July 29, 1997, to be effective as of July 30, 1997, between AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation ("BORROWER"), certain Lenders, WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as Agent for Lenders ("AGENT"), and BANK ONE, TEXAS, N.A., as Co-Agent for Lenders.

         Borrower, Agent, Co-Agent, and certain Lenders are party to the Restated Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of June 20, 1996, providing for a $160,000,000 revolving credit facility. Borrower, Agent, and Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement to provide for (a) an increase in the maximum amount available under the facility, (b) modification to the maturity and pricing of the facility, (c) deletion of certain financial covenants, (d) an increase to the amount of expenditures allowed to be made in connection with certain acquisitions, and (e) certain other amendments and modifications as more particularly set forth herein.

         Accordingly, for adequate and sufficient consideration, Borrower, Agent, and Lenders agree as follows:

         1. TERMS AND REFERENCES. Unless otherwise stated in this amendment (a) terms defined in the Credit Agreement have the same meanings when used in this amendment and (b) references to "Sections," "Schedules," and "Exhibits" are to the Credit Agreement's sections, schedules, and exhibits.

         2. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is amended as follows:

                 (A)      SECTION 1.1 is amended by deleting the
         definitions of "COMMITMENT REDUCTION AMOUNT," "COMMITMENT REDUCTION DATE," "FINAL MATURITY DATE," and "TERM LOAN."

                 (B) SECTION 1.1 is further amended by entirely amending the definition of "APPLICABLE MARGIN," as follows:

                          APPLICABLE MARGIN means, for any day, the margin of
                 interest over LIBOR that is applicable when LIBOR is determined under this agreement. The Applicable Margin is subject to adjustment (upwards or downwards, as appropriate) based on the Funded Debt/EBITDA Ratio as stated in the table below:

                  Funded Debt/EBITDA Ratio                Applicable Margin for
                                                             LIBOR Borrowings
Greater than or equal to 2.50 to 1.00                            0.875%

Less than 2.50 to 1.00, but greater than or equal to 2.00        0.625%
to 1.00
Less than 2.00 to 1.00, but greater than or equal to 1.50        0.500%

Less than 1.50 to 1.00, but greater than or equal to 1.00        0.375%
to 1.00
Less than 1.00 to 1.00                                           0.300%

                 The Funded Debt/EBITDA Ratio shall be calculated quarterly on a consolidated basis for the Companies on the last day of each March, June, September and December, commencing June 30, 1997, based upon the most recently furnished Financials under
                 SECTION 8.1 and any related Compliance Certificate, and shall apply to all Interest Periods commencing after the delivery of such Financials, until recalculated in accordance with this paragraph. If Borrower fails to furnish to Agent any such Financials and any related Compliance Certificate when required to pursuant to SECTION 8.1, then the maximum Applicable Margin shall apply to all Interest Periods commencing after the date upon which such Financials were due until Borrower furnishes the required Financials and any related Compliance Certificate to Agent and shall apply from and as of each date of calculation until the following date of calculation.

                 (C) SECTION 1.1 is further amended by entirely amending the table at the end of the definition of "APPLICABLE PERCENTAGE," as follows:

================================================================================

                 Funded Debt/EBITDA Ratio                Applicable Percentage

================================================================================
Greater than or equal to 2.50 to 1.00                            0.250%

--------------------------------------------------------------------------------

Less than 2.50 to 1.00, but greater than or equal to 2.00        0.200%

--------------------------------------------------------------------------------

Less than 2.00 to 1.00, but greater than or equal to 1.50        0.150%

--------------------------------------------------------------------------------

Less than 1.50 to 1.00                                           0.125%

================================================================================


                 (D) SECTION 1.1 is further amended by entirely amending the following definitions:

                          COMMITMENT means, at any time and for any Lender, the
                 product of (a) that Lender's Commitment Percentage multiplied by (b) the Total Commitment then in effect, which Commitment is subject to reduction and cancellation as provided in
                 SECTION 2.6.

                          DIVESTITURE SUBSIDIARY means, at any time, any
                 Subsidiary that (a) has assets representing less than 5% of the Companies' consolidated total assets (measured as of the date of consummation of any issuance, sale, or disposition of such Subsidiary's securities described in SECTION 9.9(B)), and
                 (b) contributed less than 5% to the Companies' consolidated EBITDA for the most recent reporting period of Borrower.

                          FUNDED DEBT means -- at any time, on a consolidated
                 basis, and without duplication -- the sum of: (a) all obligations for borrowed money (whether as a direct obligor on a promissory note, bond, debenture or other similar instrument, as a contingent obligation for undrawn and uncancelled letters of credit or similar instruments, as a reimbursement obligor for a drawing under a letter of credit or similar instrument, or as any other type of obligor), plus
                 (b) all Capital Lease obligations (other than the interest component of such obligations) of any Company minus (c) the total-principal amount outstanding under the ATM Facility, minus (d) obligations of Borrower under letter of credit number NZS241764 issued by Wells Fargo Bank (Texas), National Association for the benefit of The Aetna Casualty and Surety Company.

                          MATERIAL AGREEMENT means any written or oral
                 agreement, contract, commitment or understanding under which any Company is obligated to make payments in excess of

                 $10,000,000 in any fiscal year or is entitled to receive revenues in any fiscal year in excess of 5% of Borrower's consolidated annual revenues for such year.

                          MATURITY DATE means July 30, 2002.

                          SUBJECT SECURITIES ISSUANCE means any issuance by
                 Borrower of its debt or equity securities.

                          TOTAL COMMITMENT means, at any time, the maximum
                 Commitment Usage allowed under the Revolving Facility, which amount shall initially be $200,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.6.

                          WHOLLY-OWNED SUBSIDIARY means any Company, other than
                 Borrower or any Company listed on SCHEDULE 7.7, with respect to which 100% of the issued and outstanding shares of capital stock or similar voting interests (excluding shares of capital stock held under employee stock option plans) of such Company is owned by another Company.

                 (E) SECTION 3.2(A) is amended by deleting the phrase, "on the Termination Date, and on the Final Maturity Date (if Borrower has elected to convert the Principal Debt under the Revolving Facility as provided in SECTION 3.2(B)(1))", from the end of that Section and inserting the phrase, "and on the Termination Date", in its place.

                 (F)      SECTION 3.2(B) is entirely amended, as follows:

                          (b) Principal. The Principal Debt is due and payable on the Termination Date. Before the occurrence of the Termination Date, Borrower may prepay, without penalty and in whole or in part, the Principal Debt, so long as (i) each voluntary partial prepayment must be in a principal amount not less than $1,000,000 or a greater integral multiple of $100,000, (ii) Borrower shall give prior written and irrevocable notice to Agent (A) at least two Business Days before any prepayment of a LIBOR Borrowing or (B) at least one Business Day before any prepayment of a Base-Rate Borrowing, and (iii) Borrower shall pay any related Funding Loss upon demand. Conversions under SECTION 3.10 are not prepayments.

                 (G) SECTIONS 3.2(C) and 3.2(D) are deleted in their entirety.

                 (H)      SECTION 3.3 is entirely amended, as follows:

                          3.3 Interest Options. Borrowings under the Revolving Facility (excluding Swing-Line Borrowings) shall bear interest at an annual rate equal to the lesser of either
                 (i) the Base Rate or LIBOR plus the Applicable Margin (in each case as designated or deemed designated by Borrower), as the case may be, or (ii) the Maximum Rate. Each change in the Base Rate and Maximum Rate is effective, without notice to Borrower or any other Person, upon the effective date of change.

                 (I) SECTION 4.4(B) is amended by deleting the surrounding brackets from such section.

                 (J)      CLAUSES (F) and (G) in the first sentence of SECTION
         7.3 are entirely amended, as follows:

                          (f) the percentage of shares of outstanding capital
                 stock (or similar voting interests) of each Subsidiary held by Company, and (g) the Company holding such stock (or similar voting interests).

                 (K) CLAUSE (c) in the second sentence of SECTION 7.3 is entirely amended, as follows:

                          (c) not subject to (i) with respect to each
                 Subsidiary (other than The LAN Company) existing as of July 30, 1997, any warrants, options, or other acquisition Rights of any Person that could result in the holders of such warrants, options, or other acquisition Rights owning, in the aggregate, at least 5% of the outstanding shares of capital stock of the applicable Subsidiary, (ii) with respect to The LAN Company and any Subsidiary formed or acquired after July 30, 1997, any warrants, options, or other acquisition Rights of any Person that could result in the holders of such warrants, options, or other acquisition Rights owning, in the aggregate, at least 10% of the outstanding shares of capital stock or (iii) any transfer restriction except restrictions imposed by securities Laws and general corporate Laws.

                 (L) SECTIONS 7.17 (b), (c), and (d) are entirely amended, as follows:

                          (b) hours worked by and payment made to the employees
                 of any Company or any predecessor of such Company have not been in material violation of the Fair Labor Standards Act or any other applicable Laws pertaining to labor matters, (c) all material payments due from any Company for employee health and welfare insurance, including, without limitation, workers compensation insurance, have been paid or accrued as a liability on its books, (d) the business activities and operations of each Company are materially in compliance with OSHA and other applicable health and safety Laws.

                 (M) SECTION 7.18 is amended by inserting the phrase, "To the best of Borrower's knowledge, after exercise of due diligence" immediately preceding CLAUSE (a) of such Section.

                 (N)      SECTION 8.2 is entirely amended, as follows:

                          8.2 Use of Credit. Borrower shall, and shall cause the Companies to, use LCs and the proceeds of Borrowings only for the purposes represented in this agreement, provided that notwithstanding anything herein to the contrary, Borrower may also use the proceeds of the Revolving Facility (including the Swing-Line Subfacility but excluding the LC Subfacility) for the purpose of performing its payment obligations in connection with ITEM 8 on SCHEDULE 9.2.

                 (O)      SECTION 8.12(a) is entirely amended, as follows:

                          (a) not relocate its chief executive office or place
                 where its books and records are kept (except for the relocation of its books and records to Borrower's chief executive offices) unless prior thereto it gives Agent 30 days prior written notice of such proposed location (including, without limitation, the name of the county or parish and state),

                 (P) The table at the end of SECTION 9.3 is entirely amended, as follows:

                ========================================================
                      FISCAL YEAR END               MAXIMUM AMOUNT
                ========================================================

                          6/30/97                    $65,000,000
                --------------------------------------------------------

                          6/30/98                    $75,000,000

                --------------------------------------------------------

                          6/30/99                    $75,000,000

                --------------------------------------------------------

                   6/30/00 and thereafter            $100,000,000

                ========================================================


                 (Q) SECTIONS 9.4, 10.2, and 10.5 are each deleted and replaced with the bracketed phrase, "[INTENTIONALLY BLANK]."

                 (R) The first sentence of SECTION 9.7 is entirely amended, as follows:

                           Except as disclosed on SCHEDULE 9.7, no Company may,
                 directly or indirectly, enter into any material transaction (including, without limitation, the sale or exchange of property or the rendering of service) with any of its Affiliates, other than (a) transactions in the ordinary course of business and upon fair and reasonable terms no less favorable than could be obtained in an arm's-length transaction with a Person that was not its Affiliate, (b) transfers of assets to Borrower by any Subsidiary, and (c) transfers of assets by Borrower or any other Subsidiary to any Subsidiary party to a Guaranty.

                 (S)      SECTION 9.9 is entirely amended, as follows:

                          9.9     Issuance of Securities.

                                  (a)      Borrower may not permit any
                          Subsidiary to, directly or indirectly, issue, sell, or otherwise dispose of any carrying Rights, warrants, options or other Rights to subscribe for or purchase any such shares, other than (i) Rights under existing employee stock option plans of any Subsidiary or such Subsidiary employee stock option plans which are hereafter created in the ordinary course of business, (ii) with respect to each Subsidiary (other than The LAN Company) existing as of July 30, 1997, any warrants, options, or other acquisition Rights of any Person that could not result in the holders of such warrants, options, or other acquisition Rights owning, in the aggregate, at least 5% of the outstanding shares of capital stock of the applicable Subsidiary, and (iii) with respect to The LAN Company and any Subsidiary formed or acquired after July 30, 1997, any warrants, options, or other acquisition Rights of any Person that could not result in the holders of such warrants, options, or other acquisition Rights owning, in the aggregate, at least 10% of the outstanding shares of capital stock.

                                  (b)      Borrower may not permit any
                          Subsidiary to, directly or indirectly, issue, sell, or otherwise dispose of any of its shares of capital stock or other investment securities of any class, or any securities convertible into or exchangeable for any such shares, unless (i) such Subsidiary is party to a Guaranty, and, after giving effect to such issuance, sale, or disposition, such Subsidiary will continue to be a Subsidiary of Borrower, or (ii) such Subsidiary is a Divestiture Subsidiary and the aggregate amount of assets owned by all Divestiture Subsidiaries consummating a transaction permitted under this
                          SECTION 9.9(B)(II) as of the date of such issuance, sale, or disposition does not exceed 5% of the Companies' consolidated assets.

                 (T)      SECTION 9.11 is entirely amended, as follows:

                           9.11 Disposition of Assets. No Company may, directly or indirectly, sell, lease, or otherwise dispose of all or any substantial or material assets, other than (a) sales of inventory in the ordinary course of business, (b) sales of equipment for a fair and adequate consideration, provided that if any such equipment is sold, and a replacement is necessary for the proper operation of the business of such Company, such Company will replace such equipment, (c) transfers of assets permitted under SECTION 9.7, and (d) other dispositions of assets which do not in the aggregate exceed $10,000,000 during any fiscal year of Borrower.

                 (U) The first sentence of SECTION 9.14 is entirely amended, as follows:

                          No Company may change its fiscal year more than once
                 during the term of this agreement (except that a Subsidiary may change its fiscal year at any time to match Borrower's fiscal year), and then only after giving written notice of its intent to make such change to Agent.

                 (V)      SECTION 11.2 is entirely amended, as follows:

                          11.2    Covenants.       Any Company's failure or
                 refusal to punctually and properly perform, observe, and comply with any covenant (other than covenants to pay the Obligation) applicable to it:

                          (a) In SECTIONS 8.1 through 8.4, 8.6 through 8.13, 9.1, 9.3(b), 9.4, 9.7, 9.9 through 9.14, and 9.16 through 9.19; or

                          (b) In SECTIONS 10.1, 10.3, or 10.4, and that failure or refusal continues for twenty Business Days after any Company has knowledge thereof (or for a period of twenty days after knowledge of such failure or refusal would normally have come to the attention of the chief financial officer of such Company in the ordinary course of business); or

                          (c)     In SECTIONS 8.5, 8.14, 9.3(a), 9.5, 9.6, 9.8,
                 9.15, or, if such Debt has been assumed in connection with an acquisition, SECTION 9.2, and that failure or refusal continues for thirty days after any Company has knowledge thereof (or for a period of thirty days after knowledge of such failure or refusal would normally have come to the attention of the chief financial officer of such Company in the ordinary course of business); or

                          (d) The failure or refusal of Borrower (and, if applicable, any other Company) to punctually and properly perform, observe, and comply with any other covenant, agreement, or condition contained in any of the Loan Documents to which such Company is a party, other than covenants listed in CLAUSES (a) - (c) preceding, and such failure or refusal continues for a period of ten days after any Company has knowledge thereof (or for a period of ten days after knowledge of such failure or refusal would normally have come to the attention of the chief financial officer of such Company in the ordinary course of business).

                 (W) The first sentence of SECTION 11.5 is entirely amended, as follows:

                          Any Company fails to pay any judgment or order for
                 the payment of money in excess of $10,000,000 rendered against it or any of its assets and enforcement proceedings shall have been commenced by any creditor upon any such judgment or order and remain unstayed.

                 (X)      SECTION 11.8 is entirely amended, as follows:

                          11.8    Ownership of Companies.

                          (a)     One or more Companies fail to own,
                 beneficially and of record, with power to vote, 100% of the issued and outstanding shares of capital stock (or similar voting interests) of the Wholly-Owned Subsidiaries, other than Divestiture Subsidiaries.

                          (b) For Borrower's Subsidiaries that are not Wholly-Owned Subsidiaries, (i) with respect to Subsidiaries that are not Divestiture Subsidiaries, one or more Companies fail to own, beneficially and of record, with power to vote, more than 50% (or at least the percentage reflected on SCHEDULE 7.3) of the issued and outstanding shares of capital stock (or similar voting interests) of such Subsidiaries sufficient to constitute control of such Subsidiary, or (ii) such Subsidiaries incur Debt to any Person other than Permitted Debt.

                 (Y)      SECTION 11.10 is entirely amended, as follows:

                          11.10 Other Funded Debt. In respect of any Debt (other than the Obligation) individually or collectively of at least $3,000,000 (a) any default or other event or condition occurs or exists (other than a mandatory prepayment as a result of disposition of assets if permitted by the Loan Documents) beyond the applicable grace or cure period (and solely with respect to the Debt set forth in ITEM 8 of
                 SCHEDULE 9.2, such default or other event or condition continues for twenty Business Days beyond such grace or cure period) the effect of which is to cause or to permit any holder of that Funded Debt to cause, whether or not it elects to cause, any of that Funded Debt to become due before its stated maturity or regularly scheduled payment dates, or (b) any of that Debt is declared to be due and payable or required to be prepaid by any Company before its stated maturity (and solely with respect to the Debt set forth in ITEM 8 of
                 SCHEDULE 9.2, such prepayment is not made by Borrower within twenty Business Days after such guaranty is called). Notwithstanding the foregoing sentence, it shall not be a Default if (y) either (i) the validity or amount of such accelerated Debt is being contested in good faith by lawful proceedings diligently conducted, or (ii) a nonappealable judgment has been entered against any Company with respect to such Debt, and such judgment is satisfied within ninety days after it is entered, and (z) a reserve or other provision required by GAAP has been made.

                 (Z)      SECTION 11.14(b) is entirely amended, as follows:

                          The occurrence of a default under any other Material
                 Agreement which results in the acceleration of payment of any amounts payable by any Company in excess of $10,000,000. Notwithstanding the foregoing sentence, it shall not be a default if (y) either (i) the validity or amount of such accelerated payment is being contested in good faith by lawful proceedings diligently conducted, or (ii) a nonappealable judgment has been entered against any Company with respect to such Debt, and such judgment is satisfied within ninety days after it is entered, and (z) a reserve or other provision required by GAAP has been made.

                 (AA) CLAUSES (vi) and (vii) of SECTION 14.8(b) are deleted and replaced by the following:

                          or (vi) changes this CLAUSE (b) or any other matter
                 specifically requiring the consent of all Lenders under this agreement.

                 (BB) SCHEDULE 3.2 is deleted, and SCHEDULES 1, 7.3, 7.3(1), 7.7, 7.8, 7.14, 9.2, and 12.1(c) are entirely amended in the form of, and all references to SCHEDULES 1, 7.3, 7.3(1), 7.7, 7.8, 7.14, 9.2, and 12.1(c) are changed to, the attached AMENDED SCHEDULES 1, 7.3, 7.3(1), 7.7, 7.8, 7.14, 9.2, and 12.1(c), respectively.

                 (CC) EXHIBITS A-1, C-1, and C-4 and are entirely amended in the form of, and all references to EXHIBITS A-1, C-1, and C-4 are changed to, the attached AMENDED EXHIBITS A-1, C-1, and C-4, respectively.

         3. WAIVER. Upon Borrower's previous request, Lenders waive any Potential Default or Event of Default that may exist solely as a result of the existence of Liens on certain assets of Intelligent Solutions, Inc. that are not Permitted Liens, in violation of SECTION 9.5 of the Credit Agreement. This waiver shall remain effective from the effective date of this amendment through and including (but not after) August 30, 1997. Except as expressly stated, this paragraph is not a waiver of existing or future Potential Defaults or Events of Default or a waiver of Lenders' rights to insist upon compliance by all other relevant parties with each Loan Document.

         4. CONDITIONS PRECEDENT. PARAGRAPHS 2 and 3 above are not effective until the later to occur of (a) July 30, 1997, or (b) the date Agent receives (i) counterparts of this amendment executed by Borrower, Agent, Co-Agent, and Lenders, and (ii) each document and other item listed on the attached ANNEX A, each of which must be in form and substance acceptable to Agent and its counsel.

         5. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by this amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

         6. REPRESENTATIONS. Borrower represents and warrants to Agent and Lenders that as of the date of this amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date or
(ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) no Material Adverse Event, Default or Potential Default exists.

         7. MISCELLANEOUS. All references in the Loan Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this amendment. This amendment is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in SECTIONS 1 and 14 of the Credit Agreement are incorporated in this amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this amendment must be construed, and its performance enforced, under Texas law, (d) if any part of this amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

         8. ENTIRETIES. THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         9. PARTIES. This amendment binds and inures to Borrower, Agent, Lenders, and their respective successors and assigns.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.

         EXECUTED as of the date first stated above.

AFFILIATED COMPUTER SERVICES, INC.,  WELLS FARGO BANK (TEXAS), NATIONAL
 as Borrower                         ASSOCIATION,
                                      as Agent and a Lender


By                                   By
   ---------------------------------    ---------------------------------------
     Nancy Vineyard, Treasurer            Kyle G. Hranicky, Assistant
                                          Vice President



                                     BANK ONE, TEXAS, N.A.,
                                      as Co-Agent and a Lender



                                     By
                                        ---------------------------------------
                                          Alan L. Miller, Vice President






                       First Amendment Signature Page
                              One of Four Pages

    EXECUTED as of the date first stated above.

THE FIRST NATIONAL BANK OF                BANK OF TOKYO - MITSUIBISHI, LTD.,
 CHICAGO, as a Lender                     as a Lender



By                                        By
   -----------------------------------       ----------------------------------
     Cory Olson                                Name:
     Vice President                                 ---------------------------
                                               Title:
                                                     --------------------------


SUNTRUST BANK, ATLANTA, as a Lender       THE SANWA BANK LIMITED., as a Lender



By                                        By
  ------------------------------------      -----------------------------------
     Trisha Hardy                              Eric Reimer
     Banking Officer                           Assistant Vice President



By                                        TEXAS COMMERCE BANK NATIONAL
  ------------------------------------     ASSOCIATION, as a Lender
     John Fields
     Vice President


                                          By
                                            -----------------------------------
CREDIT LYONNAIS NEW YORK BRANCH,            Allison W. O'Neal, Vice President
as a Lender



By
  ------------------------------------
  Ronald N. Finn, First Vice President
  and Co-General Counsel






                         First Amendment Signature Page
                               Two of Four Pages

                               GUARANTOR CONSENT

To induce Agent, Co-Agent and Lenders to enter into this amendment, the undersigned consent and agree (a) to its execution and delivery, (b) that this amendment in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to Agent, Co-Agent, and Lenders and their respective successors and permitted assigns.

EXECUTED as of the date first stated above.

THE GENIX GROUP, INC., as a Guarantor   GENIX CSI, INC., as a Guarantor



By                                      By
   -----------------------------------     ------------------------------------
     Name                                    Name:
         -----------------------------            -----------------------------
     Title:                                  Title:
           ---------------------------             ----------------------------


GENIX CORPORATION, as a Guarantor       ACS HEALTHCARE SERVICES, INC.,
                                         as a Guarantor


By                                      By
   -----------------------------------     ------------------------------------
     Name                                    Nancy Vineyard, Treasurer
         -----------------------------
     Title:
           ---------------------------






ACS EASTERN SERVICES, INC.,             ACS NATIONAL SYSTEMS, INC.,
 as a Guarantor                          as a Guarantor



By                                      By
   -----------------------------------     ------------------------------------
   Nancy Vineyard, Treasurer               Nancy Vineyard, Treasurer


SHARED AFFILIATED SERVICES, INC.,       2828 NORTH HASKELL, INC., as a Guarantor
 as a Guarantor


By                                      By
   -----------------------------------     ------------------------------------
     Name                                    Name:
         -----------------------------            -----------------------------
     Title:                                  Title:
           ---------------------------             ----------------------------






                         First Amendment Signature Page
                              Three of Four Pages

DATAPLEX CORPORATION,                  THE MONTEREY GROUP, INC., as a Guarantor
 as a Guarantor


By                                     By
  ----------------------------------     --------------------------------------
    Nancy Vineyard, Treasurer              Nancy Vineyard, Treasurer


HEALTHTECH ACQUISITION CORPORATION,    TECHNICAL DIRECTIONS, INC., as a
 as a Guarantor                        Guarantor




By                                     By
  ----------------------------------     --------------------------------------
    Nancy Vineyard, Treasurer              Name
                                               --------------------------------
                                           Title
                                                -------------------------------


INTELLIFILE, INC., as a Guarantor      UNIBASE TECHNOLOGIES, INC., as a
                                       Guarantor


By                                     By
  ----------------------------------     --------------------------------------
    Nancy Vineyard, Treasurer              Name
                                               --------------------------------
                                           Title
                                                -------------------------------


THE LAN COMPANY, INC., as a Guarantor


By
  ----------------------------------
   Name
       -----------------------------
   Title
        ----------------------------





                       First Amendment Signature Page
                             Four of Four Pages